Fees Summary	Oct. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,239.92
Total Fee Amount	8,239.92
Total Transaction Valuation	53,820,520.00
Total Offset Amount	0.00
Net Fee	$ 0.00